Shareholders' Equity and Partners' Capital	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
SHAREHOLDERS' EQUITY AND PARTNERS' CAPITAL	SHAREHOLDERS’ EQUITY AND PARTNERS’ CAPITAL

MGP shareholders. On September 11, 2017, MGP completed an offering of 13.2 million Class A shares representing limited liability company interests in a registered public offering, including 1.7 million Class A shares sold pursuant to the exercise in full by the underwriters of their over-allotment option, for net proceeds of approximately $387.5 million after deducting underwriting discounts and commissions and estimated offering expenses. The net proceeds were contributed to the Operating Partnership in exchange for Operating Partnership units, as discussed below.

Subsequent to year end, on January 31, 2019, the Company completed an offering of 19.6 million Class A shares representing limited liability company interests in a registered public offering, including 2.6 million Class A shares sold pursuant to the exercise in full by the underwriters of their over-allotment option, for net proceeds of approximately $548.4 million after deducting underwriting discounts and commissions.

Operating Partnership capital. On September 11, 2017, in connection with the Company’s registered offering of Class A shares, the Operating Partnership issued 13.2 million Operating Partnership units to the Company.

On October 5, 2017, in connection with the MGM National Harbor Transaction, the Operating Partnership issued 9.8 million Operating Partnership units to a subsidiary of MGM.

Subsequent to year end, on January 29, 2019, in connection with the Empire City Transaction, the Operating Partnership issued 12.9 million Operating Partnership units to a subsidiary of MGM.

Subsequent to year end, on January 31, 2019, in connection with the Company’s registered offering of Class A shares, the Operating Partnership issued 19.6 million Operating Partnership units to the Company.

Accumulated Other Comprehensive Income. Comprehensive income includes net income and all other non-shareholder changes in equity, or other comprehensive income. Elements of the Company’s accumulated other comprehensive income are reported in the accompanying combined and consolidated statement of shareholders’ equity. The following table summarizes the changes in accumulated other comprehensive income:

Cash Flow Hedges
(in thousands)
Balance at January 1, 2017	$445
Other comprehensive income before reclassifications	566
Amounts reclassified from accumulated other comprehensive income to interest expense	9,216
Other comprehensive income	9,782
Less: Other comprehensive (income) attributable to noncontrolling interest	(7,119)
Balance at December 31, 2017	3,108
Other comprehensive income before reclassifications	5,258
Amounts reclassified from accumulated other comprehensive income to interest expense	(1,130)
Other comprehensive income	4,128
Less: Other comprehensive (income) attributable to noncontrolling interest	(3,028)
Balance at December 31, 2018	$4,208

MGP dividends and Operating Partnership distributions. The Operating Partnership declares and pays distributions. MGP pays its dividends with the receipt of its share of the Operating Partnership’s distributions. Dividends with respect to MGP’s Class A shares are characterized for federal income tax purposes as taxable ordinary dividends, capital gains dividends, non-dividend distributions or a combination thereof. For the period from January 1, 2018 through December 31, 2018 our dividend per Class A share attributable to 2018 was $1.7075, characterized as $1.2669 ordinary dividends and $0.4406 non-dividend distributions. For the period from January 1, 2017 through December 31, 2017 our dividend per Class A share attributable to 2017 was $1.5297, characterized as $1.1542 ordinary dividends and $0.3755 non-dividend distributions.